SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      January 24, 1997
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                                Royal Grip, Inc.
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             (Exact name of registrant as specified in its charter)





         Delaware                          0-22230              86-0615648
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(State or other jurisdiction             (Commission         (IRS Employer
of incorporation)                        File Number)        Identification No.)



         444 West Geneva, Tempe, Arizona                   85282
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code       (602) 829-9000
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                                 Not applicable
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         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

         On January 24, 1997, the Company announced that it executed a letter of intent to combine with FM Precision Golf Corporation, a privately held golf club shaft manufacturer based in Torrington, Connecticut. The proposed transaction is more fully described in the press releases included herein as Exhibit 99.

Item 7.  Exhibits

Exhibit
Number   Description                                              Page
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99       Press Releases issued on January 24, 1997                Filed herewith


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     ROYAL GRIP, INC.


Date: February 5, 1997                                /s/ Thomas Schneider
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                                                     Thomas Schneider
                                                     Vice President of Finance
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